Exhibit 10.5

AMENDMENT ONE TO THE LIFEPOINT HOSPITALS, INC.

CHANGE IN CONTROL SEVERANCE PLAN

This  Amendment  One is made to the LifePoint Hospitals, Inc. Change in Control Severance Plan (the “Plan”) by LifePoint Health, Inc. (the “Company”) on this 23rd day of June, 2017.

WHEREAS, the Company established the Plan to provide additional compensation to eligible employees whose positions are eliminated or adversely affected following a change in control of the Company;

WHEREAS, Section 9 of the Plan provides that the Company may amend the Plan in its sole discretion; and

WHEREAS, the Company desires to amend the Plan in order to make certain updates and modify eligibility for tax gross-up payments;

NOW, THEREFORE, the Company amends the Plan as follows, effective February 28, 2017:

1.The name of the Plan is hereby amended and updated to the “LifePoint Health, Inc. Change in Control Severance Plan.”

2.The name of the Company is hereby amended and updated to “LifePoint Health, Inc.”

3.The address and phone number of the Company and Plan Administrator are hereby amended and updated as follows:

330 Seven Springs Way

Brentwood, TN 37027

(615) 920-7000

4.Section 1.2 is hereby deleted in its entirety and replaced with the following:

1.2“Affiliate” means the Company and all corporations, limited liability companies, general or limited partnerships, trusts and other entities that are members, with the Company, of a controlled group of corporations or a group of trades or businesses under common control under Sections 414(b) and (c) of the Internal Revenue Code and, except for indirect or direct subsidiaries of the Company, that have been approved by the Company in a writing that identifies the entity as an “Affiliate” hereunder.

5.New Section 3.2(d) is hereby added as follows:

(d)  Notwithstanding the foregoing, no Gross-Up Payments will be made to any Eligible Employee hired or rehired by the Company or an Affiliate on or after February 28, 2017.  In addition, no Gross-Up Payments will be made to any Eligible Employee with respect to Payments made after February 27, 2037.

[Signature on Next Page]

IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment on the date first written above.

LIFEPOINT HEALTH, INC.

By:	/s/ Jennifer C. Peters

Its:	General Counsel and Corporate Secretary